Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated June 1, 1996)



                           Banc One Auto Trust 1996-B



               Interest Period June 17, 1996 through July 14, 1996

              Collection Period June 1, 1996 through June 30, 1996



The undesigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.


Signed by:       s\Tom Lewis                 Attested:    s\Heather Smith

                 Tom Lewis                                Accounting Specialist
                 Vice President                           Bank One, Arizona,
                 Bank One, Arizona, N.A.                    N.A.



                       Banc One Auto Grantor Trust 1996-B
                          Determination Date Statement
              Collection Period June 1, 1996 through June 30, 1996
                        Distribution Date July 15, 1996



A. ORIGINAL DEAL PARAMETER INPUTS

(A) Total Receivable Balance                                                               $305,686,731.53
(B) Total Certificate Balance                                                              $305,686,731.53
(C) Class A Certificates
    (i)   Class A Percentage                                                                        96.00%
    (ii)  Original Class A Principal Balance                                               $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                  6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                         4.00%
    (ii)  Original Class B Principal Balance                                                $12,227,731.53
    (iii) Class B Pass-Through Rate                                                                  6.70%
(E) Servicing Fee Rate (per annum)                                                                   1.00%
(F) Weighted Average Coupon (WAC)                                                                   12.15%
(G) Weighted Average Original Maturity (WAOM)                                                        60.12   months
(H) Weighted Average Remaining Maturity (WAM)                                                        45.97   months
(I) Number of Receivables                                                                           31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage
          (of initial Certificate Balance)                                                           1.50%
    (ii)  Reserve Fund Initial Deposit                                                      $4,585,300.97
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c)
               if 1.75% charge-off and delinquency triggers not hit -
               otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                 1.00%
          (c) Percent of Remaining Certificate Balance                                               3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                       8.00%


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
(A) Total Receivable Balance                                                               $305,686,731.53
(B) Total Certificate Balance                                                              $305,686,731.53
(C) Total Certificate Pool Factor                                                                1.0000000
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                       $293,459,000.00
    (ii) Class A Certificate Pool Factor                                                         1.0000000
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                        $12,227,731.53
    (ii) Class B Certificate Pool Factor                                                         1.0000000
(F) Reserve Fund Balance                                                                      4,585,300.97
(G) Cumulative Net Losses for All Prior Periods                                                       0.00
(H) Charge-off Rate for Second Preceding Period                                                      0.00%
(I) Charge-off Rate for Preceding Period                                                             0.00%
(J) Delinquency Percentage for Second Preceding Period                                               0.00%
(K) Delinquency Percentage for Preceding Period                                                      0.00%
(L) Weighted Average Coupon (WAC)                                                                  12.150%
(M) Weighted Average Remaining Maturity (WAM)                                                        45.97   months
(N) Number of Receivables                                                                           31,595

C. INPUTS FROM THE MAINFRAME

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                              13,442,437.01
    (ii)  Prepayments in Full                                                                         0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                        221,153.25
    (iv) Other Refunds Related to Principal                                                           0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                2,941,654.55
    (ii)  Repurchased Loan Proceeds Related to Interest                                               0.00
(C) Weighted Average Coupon (WAC)                                                                   12.14%
(D) Weighted Average Remaining Maturity (WAM)                                                        45.25   months
(E) Remaining Number of Receivables                                                                 30,691

(F) Delinquent Receivables                                                      Dollar Amount                        #  Units
                                                                                --------------                       --------
    (i)  30-59 Days Delinquent                                                       2,427,078           0.83%            247
    (ii)  60-89 Days Delinquent                                                        432,653           0.14%             41
    (iii) 90 Days or More Delinquent                                                    65,224           0.02%              5



D. INPUTS DERIVED FROM OTHER SOURCES

(A) Reserve Fund Investment Income                                                                                       0.00
(B) Collection Account Investment Income                                                                                 0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                                    315,237.74
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                                     273,160.24
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                                 42,077.50
    (ii)  Liquidation Proceeds Related to Interest                                                                       0.00
    (iii) Recoveries from Prior Month Charge Offs                                                                        0.00

E. COLLECTIONS
Interest Collections:
(A) Interest Payments Received                                                                                   2,941,654.55
(B) Liquidation Proceeds Related to Interest                                                                             0.00
(C) Repurchased Loan Proceeds                                                                                            0.00
(D) Recoveries from Prior Month Charge Offs                                                                              0.00
                                                                                               ------------------------------
(E) Interest Collections                                                                                         2,941,654.55

Principal Collections:
(F) Principal Payments Received                                                                                $13,442,437.01
(G) Liquidation Proceeds Related to Principal                                                                       42,077.50
(H) Repurchased Loan Proceeds                                                                                      221,153.25
                                                                                               ------------------------------
(I) Principal Collections                                                                                       13,705,667.76

(J) Total Collections                                                                                          $16,647,322.31


F. DISTRIBUTABLE AMOUNTS

(A) Servicing Fee :
    (i)   Servicing Fee                                                                                           $254,738.94
    (ii)  Prior Collection Period unpaid Servicing Fees                                                                  0.00
                                                                                               ------------------------------
    (iii)  Total Servicing Fee                                                                                    $254,738.94

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                                $961,078.23
    (ii)  Class A prior period Interest Carryover Shortfall                                                              0.00
                                                                                               ------------------------------
    (iii)  Class A Interest Distribution                                                                          $961,078.23
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                                 $40,962.90
    (ii)  Class B prior period Interest Carryover Shortfall                                                              0.00
                                                                                               ------------------------------
    (iii)  Class B Interest Distribution                                                                           $40,962.90

(D) Total Certificate Interest Distribution                                                                     $1,002,041.13
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                            $1,256,780.07


F. DISTRIBUTABLE AMOUNTS
Principal:
(F) Principal Collections                                                                                      $13,705,667.76
(G) Realized Losses                                                                                                273,160.24
                                                                                               ------------------------------
(H) Total Monthly Principal                                                                                    $13,978,828.00

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                             13,419,662.89
    (ii)  Class A prior period Principal Carryover Shortfall                                                             0.00
                                                                                               ------------------------------
    (iii)  Class A Principal Distribution                                                                       13,419,662.89
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                                559,165.11
    (ii)  Class B prior period Principal Carryover Shortfall                                                             0.00
                                                                                               ------------------------------
    (iii)  Class B Principal Distribution                                                                          559,165.11

(K) Total Principal Distribution                                                                                13,978,828.00

(L) Total Interest and Principal Distribution Amounts                                                           15,235,608.07
       plus Servicing Fee

G. DISTRIBUTIONS

(A) Total Interest Collections available to be distributed                                                       2,941,654.55
(B)  Class B Percentage of Principal Collections                                                                   548,238.47
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                                      254,738.94
    (ii)  Servicing Fee paid                                                                                       254,738.94
                                                                                               ------------------------------
    (iii)  Unpaid Servicing Fee                                                                                          0.00
(D) Total Interest Collections available to be distributed after
Servicing Fee paid
                                                                                                                 2,686,915.61
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                           961,078.23
    (ii)   Class A Interest Distribution paid from Interest Collections
           after Servicing Fee                                                                                     961,078.23
    (iii)  Total Interest Collections available after Class A Interest
           Distribution paid                                                                                     1,725,837.38
    (iv)   Class A Interest Distribution remaining to be paid                                                            0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of
           Principal Collections                                                                                         0.00
    (vi)   Class A Interest Distribution remaining to be paid                                                            0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                          0.00
    (viii) Class A Interest Carryover Shortfall                                                                          0.00
    (ix)  Class A Interest Distribution paid                                                                       961,078.23

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                             40,962.90
    (ii)  Class B Interest Distribution paid from Interest Collections
          after Class A Interest Distribution                                                                       40,962.90
    (iii)  Total Interest Collections available after Class B Interest
           Distribution paid                                                                                     1,684,874.48
    (iv)  Class B Interest Distribution remaining to be paid                                                             0.00
    (v)  Class B Interest Distribution paid from Reserve Fund                                                            0.00
    (vi)  Class B Interest Carryover Shortfall                                                                           0.00
    (vii)  Class B Interest Distribution paid                                                                       40,962.90

(G) Total Interest Paid                                                                                          1,002,041.13
(H) Total Interest and Servicing Fee Paid                                                                        1,256,780.07
(I) Total Interest Collections available after Servicing Fee and
    Class A and Class B Interest Distribution paid                                                               1,684,874.48

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                 13,705,667.76
(K) Excess Interest                                                                                              1,684,874.48
(L)   Less: Class B Percentage of Principal Collections used to pay
      Class A Interest Distribution                                                                                      0.00
(M) Total Collections available to be distributed as principal                                                  15,390,542.24

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                        13,419,662.89
    (ii)  Class A Principal Distribution paid from total Collections
          available to be distributed                                                                           13,419,662.89
    (iii) Total Collections available after Class A Principal Distribution paid                                  1,970,879.35
    (iv)  Class A Principal Distribution remaining to be paid                                                            0.00
    (v)  Class A Principal Distribution paid from Reserve Fund                                                           0.00
    (vi)  Class A Principal Carryover Shortfall                                                                          0.00
    (vii)   Total Class A Principal Distribution paid                                                           13,419,662.89

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                           559,165.11
    (ii)  Class B Principal Distribution paid from total Collections available
          to be distributed                                                                                        559,165.11
    (iii) Total Collections available after Class B Principal Distribution paid                                  1,411,714.24
    (iv)  Class B Principal Distribution remaining to be paid                                                            0.00
    (v)  Class B Principal Distribution paid from Reserve Fund                                                           0.00
    (vi)  Class B Principal Carryover Shortfall                                                                          0.00
    (vii)   Total Class B Principal Distribution paid                                                              559,165.11

(P)  Total Excess Cash to the Reserve Fund                                                                       1,411,714.24

H. POOL BALANCE AND PORTFOLIO INFORMATION

                                                                                     Beginning                        End
                                                                                     of Period                     of Period
                                                                                 ---------------               ---------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                                    $305,686,731.53                $291,707,903.53
    (ii)   Aggregate Certificate Pool Factor                                          1.0000000                      0.9542707
    (iii)   Class A Principal Balance                                            293,459,000.00                 280,039,337.11
    (iv)   Class A Pool Factor                                                        1.0000000                      0.9542707
    (v)   Class B Principal Balance                                               12,227,731.53                  11,668,566.42
    (vi)   Class B Pool Factor                                                        1.0000000                      0.9542707

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                                  12.15%                        12.14%
    (ii)  Weighted Average Remaining Maturity (WAM)                                      45.97 months                   45.25 months
    (iii) Remaining Number of Receivables                                                31,595                        30,691
    (iv)  Pool Balance                                                          $305,686,731.53               $291,707,903.53



I. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance                                                                            4,585,300.97
(B) Less: Draw to pay Class A Interest Distribution                                                                      0.00
(C) Reserve Account Balance after draw                                                                           4,585,300.97
(D) Less: Draw to pay Class B Interest Distribution                                                                      0.00
(E) Reserve Account Balance after draw                                                                           4,585,300.97
(F) Less: Draw to pay Class A Principal Distribution                                                                     0.00
(G) Reserve Account Balance after draw                                                                           4,585,300.97
(H) Less: Draw to pay Class B Principal Distribution                                                                     0.00
(I) Reserve Account Balance after draw                                                                           4,585,300.97
(J) Total excess Collections deposited in the Reserve Fund                                                       1,411,714.24
                                                                                               ------------------------------
(K) Reserve Fund Balance                                                                                         5,997,015.21
(L) Specified Reserve Account Balance                                                                            9,480,506.86
(M) Reserve Account Release to Seller                                                                                    0.00
                                                                                               ------------------------------
(N) Ending Reserve Account Balance                                                                               5,997,015.21
                                                                                               ==============================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                $42,077.50
    (ii)   Liquidation Proceeds Related to Interest                                                                      0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                                  0.00
(B) Realized Losses for Collection Period                                                                          273,160.24
(C) Charge-off Rate for Collection Period (annualized)                                                                  1.10%
(D) Cumulative Net Losses for all Periods                                                                          273,160.24
(E) Delinquent Receivables
                                                                                 Dollar Amount                            #  Units
    (i)  30-59 Days Delinquent                                                       2,427,078              0.83%              247
    (ii)  60-89 Days Delinquent                                                        432,653              0.14%               41
    (iii) 90 Days or More Delinquent                                                    65,224              0.02%                5

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

(A) Charge-off Rate
    (i) Second Preceding Collection Period                                                                                   0.00%
    (ii) Preceding Collection Period                                                                                         0.00%
    (iii) Current Collection Period                                                                                          1.10%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                                 1.10%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                                                                   0.00%
    (ii) Preceding Collection Period                                                                                         0.00%
    (iii) Current Collection Period                                                                                          0.16%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                                 0.16%

(C) Loss and Delinquency Trigger Indicator                                                                     Trigger was not hit

L.  STATEMENT TO CERTIFICATEHOLDERS
                                                                                                                   Per $1,000 of
                                                                                                              Original Principal
(A)  Amount of distribution allocable to principal:                                         Dollars ($)                  Balance
                                                                                           ------------         ----------------
    (i)    Class A Certificates                                                           13,419,662.89               45.7292599
    (ii)   Class B Certificates                                                              559,165.11               45.7292599

                                                                                                                   Per $1,000 of
                                                                                                              Original Principal
(B)  Amount of distribution allocable to interest:                                           Dollars ($)                 Balance
                                                                                          -------------         ----------------
    (i)    Class A Certificates                                                              961,078.23                3.2750000
    (ii)   Class B Certificates                                                               40,962.90                3.3500000

(C)  Pool Balance as of the close of business on the last day of the Collection
     Period                                                                             $291,707,903.53
                                                                                         --------------

                                                                                                                   Per $1,000 of
                                                                                                              Original Principal
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the                                                Balance
     related Collection Period                                                              Dollars ($)
                                                                                         --------------         ----------------
    (i)  Total Servicing Fee                                                                 254,738.94
    (ii)    Class A Percentage of the Servicing Fee                                          244,549.17                0.8333333
    (ii)    Class B Percentage of the Servicing Fee                                           10,189.78                0.8333333

                                                                                                                   Per $1,000 of
                                                                                                              Original Principal
                                                                                            Dollars ($)                  Balance
                                                                                         --------------          ---------------
(E)   (i)  Class A Interest Carryover Shortfall                                                    0.00                0.0000000
        (ii)  Class A Principal Carryover Shortfall                                                0.00                0.0000000
        (iii)  Class B Interest Carryover Shortfall                                                0.00                0.0000000
        (iv)  Class B Principal Carryover Shortfall                                                0.00                0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                                  0.00                0.0000000
        (vi)  Class A Principal Carryover Shortfall                                                0.00                0.0000000
        (vii)  Class B Interest Carryover Shortfall                                                0.00                0.0000000
        (viii)  Class B Principal Carryover Shortfall                                              0.00                0.0000000

(F)  Pool factors for each class of certificates, after giving effect
     to all payments allocated to principal                                                                          Pool Factor
                                                                                                              ------------------
    (i)    Class A Pool Factor                                                                                         0.9542707
    (ii)   Class B Pool Factor                                                                                         0.9542707

(G)  Amount of the aggregate Realized Losses, if any, for such Collection
     Period ($)                                                                             $273,160.24
                                                                                      ------------------

(H) Aggregate  principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
Collection Period                                                                           $497,877.56

(I)  Amount on deposit  in the  Reserve  Fund on such  Distribution  Date,
     after giving effect to distributions made on such Distribution Date                  $5,997,015.21
                                                                                      -----------------

(J)  Aggregate outstanding principal balances for each class of certificates, after giving effect to all payments allocated to principal
                                                                                                              Principal Balance
    (i)    Class A Principal Balance                                                                      ---------------------
    (ii)   Class B Principal Balance                                                                             280,039,337.11
                                                                                                                  11,668,566.42
(K)  Amount otherwise  distributable to the Class B  Certificateholders  that is being distributed to the Class A Certificateholders on such
     Distribution Date                                                                              0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
     purchased by the Servicer with respect to the Related Collection Period ($)             $221,153.25
                                                                                   ---------------------

M. INSTRUCTIONS TO THE TRUSTEE

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:

     (i)  Servicing Fee
                                                                                             $254,738.94
     (ii)  Servicing Fees retained by the Seller                                              254,738.94
                                                                                   ---------------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
           Date (i-ii)                                                                                                         0.00
                                                                                                              ---------------------

(B) Withdraw from the Collection Account and deposit in the Class A Distribution
Account:

      (i)  for the Class A Interest Distribution                                             $961,078.23
      (ii)  for the Class A Principal Distribution                                         13,419,662.89
                                                                                   ---------------------
      (iii)  Total (i+ii)                                                                                            $14,380,741.11
                                                                                                              ---------------------

(C) Withdraw from the Collection Account and deposit in the Class B Distribution
Account:

      (i)  for the Class B Interest Distribution                                              $40,962.90

      (ii)  for the Class B Principal Distribution                                            559,165.11
                                                                                  ----------------------
      (iii)  Total (i+ii)                                                                                               $600,128.01
                                                                                                             ----------------------

(D)  Withdraw excess Collections from the Collection Account and deposit
     in the Reserve Fund                                                                                              $1,411,714.24
                                                                                                             ----------------------

(E)  Withdraw  from the  Reserve  Fund and  deposit in the Class A  Distribution
Account:

     (i)  Amount equal to the excess of the Class A Interest  Distribution  over the  sum of  Interest  Collections  and  the  Class  B  Percentage  of
          Principal Collections
                                                                                                  $ 0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                    0.00
                                                                                  ----------------------
     (iii)  Total                                                                                                            $ 0.00
                                                                                                             ----------------------

(F)  Withdraw  from the  Reserve  Fund and  deposit in the Class B  Distribution
Account:

     (i)  Amount equal to the excess of the Class B Interest  Distribution  over the portion of Interest Collections remaining after the distribution
          of the Class A Interest Distribution                                                    $0.00

     (ii)  Amount equal to the excess of the Class B Principal Distribution over
           the  portion  of  Principal   Collections  and  Interest  Collections
           remaining   after  the   distribution   of  the   Class  A   Interest
           Distribution, the Class B Interest Distribution, and the Class A
           Principal Distribution                                                                   0.00
                                                                                  ----------------------
     (iii)  Total                                                                                                            $ 0.00
                                                                                                             ----------------------

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